Defined Contribution Plans	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Defined Contribution Plans
Defined Contribution Plans

We participate in a defined contribution plan which is intended to qualify under section 401(k) of the Internal Revenue Code. The Sallie Mae 401(k) Savings Plan covers substantially all employees. After six months of service effective January 2013 and after one year of service prior to that time, up to 3 percent of contributions are matched 100 percent with the next 2 percent matched at 50 percent for eligible employees. After one month of service, eligible employees receive a 1 percent core employer contribution.  For the years ended December 31, 2013, 2012 and 2011, we contributed $2,779, $2,317 and $1,883, respectively, to this plan.